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                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of December 10, 1999, by and among WGRC, INC., a Delaware corporation having its principal place of business at 79 Ridge Road, Bristol, Rhode Island 02809 ("WGRC"), and BENEDEK BROADCASTING CORPORATION, a Delaware corporation ("BBC"), and BENEDEK LICENSE CORPORATION, a Delaware corporation ("BLC"), each having its principal place of business at 100 Park Avenue, Rockford, Illinois 61101 (BBC and BLC are collectively referred to as "Benedek").

         WHEREAS, BBC and its wholly-owned subsidiary, BLC, own and operate television station WWLP (TV), Channel 22, Springfield, Massachusetts and its auxiliary facilities (the "Station"); and

         WHEREAS, BBC has entered into an Asset Purchase Agreement dated as of November 17, 1999, as the same may be amended from time to time, with The Chronicle Publishing Company ("Chronicle") pursuant to which the purchaser thereunder will acquire television stations WOWT(TV), Omaha, Nebraska and KAKE-TV, Wichita, Kansas (together with its satellite stations, KUPK-TV, Garden City, Kansas and KLBY(TV), Colby, Kansas) (collectively, the "Chronicle Stations"), a true, correct and complete copy of which is attached hereto as Annex A (the "Chronicle Agreement"); and

         WHEREAS, Benedek and WGRC have agreed that WGRC will purchase the Chronicle Stations and then immediately transfer the same to Benedek in exchange for the Station in a transaction intended to qualify as a like-kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended, as contemplated herein; and

         WHEREAS, in furtherance of the foregoing, BBC, BLC and WGRC have entered into an Asset Exchange Agreement of even date herewith (the "Exchange Agreement") (any capitalized term used herein without definition shall have the meaning provided therefor in the Exchange Agreement); and

         WHEREAS, as contemplated by the Exchange Agreement, BBC and BLC desire to assign to WGRC, and WGRC desires to accept from BBC and BLC, all of their right, title and interest in and to the Chronicle Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

                  1. Assignment. Subject to Sections 3 and 5 hereof, BBC and BLC do hereby assign to WGRC all of their right, title and interest in and to the Chronicle Agreement, which assignment shall be effective immediately prior to the Closing (as defined in the Exchange Agreement) (the "Effective Time").






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                  2. Assumption. WGRC hereby accepts the assignment of the
Chronicle Agreement pursuant to Section 1 above and assumes all of the obligations, liabilities and responsibilities, on the part of BBC and BLC thereunder, effective as of the Effective Time; provided, however, that the assumption of such obligations, liabilities and responsibilities by WGRC shall not be effective until (a) Benedek has delivered a certificate to WGRC stating that (i) the conditions contained in Section 7.1 of the Chronicle Agreement have been satisfied and (ii) to the knowledge of Benedek, the conditions contained in
Section 7.2 of the Chronicle Agreement have been satisfied and (b) all of the conditions of closing contained in Sections 10.9 and 10.10 of the Exchange Agreement have been satisfied or waived.

                  3. Escrow Agreement. Benedek has deposited the sum of $10,000,000 as an escrow deposit under the Chronicle Agreement pursuant to an Escrow Agreement dated as of November 17, 1999 (the "Escrow Agreement") among Benedek, Chronicle and Allfirst Brokerage Corporation, as escrow agent. Nothing contained herein shall be deemed an assignment by Benedek of its right, title and interest under the Escrow Agreement nor to the escrow funds deposited thereunder. As between WGRC and Benedek, at the Closing Benedek shall be entitled to the return of such escrow funds and all interest earned thereon.

                  4. Amendment and Modifications to the Chronicle Agreement. Until the Effective Time, the Chronicle Agreement may be amended, modified or supplemented only in a written agreement approved by BBC and BLC; provided that no such amendment, modification or supplement may be made which could reasonably be expected to adversely affect WGRC without the written consent of WGRC.

                  5. Termination. This Agreement and the assignment and assumption contemplated hereby shall terminate if the Exchange Agreement is terminated pursuant to the terms thereof prior to the Effective Time.

                  6. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes if sent by certified or registered mail, return receipt requested and postage prepaid, hand delivery, overnight delivery service or telephone facsimile:

                           If to WGRC, Inc., at:

                           WGRC, Inc.
                           79 Ridge Road
                           Bristol, RI  02809
                           Telephone:     (401) 253-4950
                           Facsimile:     (401) 454-1317
                           Attention:     Gary R. Chapman, President

                                        2





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                          With a copy to:

                          Weil, Gotshal & Manges LLP
                          767 Fifth Avenue
                          New York, NY 10153
                          Telephone:     (212) 310-8239
                          Facsimile:     (212) 310-8677
                          Attention:     Marita A. Makinen, Esq.

                          If to Benedek c/o Benedek Broadcasting Corporation at:

                          100 Park Avenue
                          Rockford, Illinois 61101
                          Telephone:       (815) 987-5350
                          Facsimile:     (815) 987-5335
                          Attention:     President

                          With a copy to:

                          Shack & Siegel, P.C.
                          530 Fifth Avenue
                          New York, New York 10036
                          Telephone:     (212) 782-0700
                          Facsimile:     (212) 730-1964
                          Attention:     Paul S. Goodman, Esq.

or at such other address as any party may specify by notice given to the other party in accordance with this Section. The date of the giving of any notice sent by mail shall be three business days following the date of the posting of the mail, the date delivered in person if delivered in person, the next business day following delivery to an overnight delivery service or the date sent by telephone facsimile.

                  7. Amendment and Modifications. This Agreement may be amended, modified and supplemented only in a written agreement executed by each of the parties hereto. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

                  8. Headings. The headings or captions under sections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or effect any of the provisions of this Agreement.

                                        3






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                  9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party hereto.

                  10. Governing Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New York applicable to contracts to be performed entirely within that State. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

                  11. Counterparts. This Agreement may be executed in one or more counterparts each of which when taken together shall constitute one agreement.

                  [Remainder of page intentionally left blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date and year first above written.

                               WGRC, INC.


                               By: /s/ Gary R. Chapman
                                   ---------------------------------------------
                               Name:    Gary R. Chapman
                               Title:   President


                               BENEDEK BROADCASTING CORPORATION

                               By: /s/ Ronald L. Lindwall
                                   ---------------------------------------------
                               Name:    Ronald L. Lindwall
                               Title:   Senior Vice President-Finance and Chief
                                        Financial Officer


                               BENEDEK LICENSE CORPORATION

                               By: /s/ Ronald L. Lindwall
                                   ---------------------------------------------
                               Name:    Ronald L. Lindwall
                               Title:   Senior Vice President-Finance and Chief
                                        Financial Officer